EX-99.2

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UNITED STATES BANKRUPTCY COURT
DISTRICT OF NEW JERSEY

Caption in Compliance with D.N.J. LBR 9004-2(c)
SILLS CUMMIS RADIN TISCHMAN
  EPSTEIN & GROSS, P.A.
Jack M. Zackin (JZ 2540)
Andrew H. Sherman (AS 6061)
One Riverfront Plaza
Newark, New Jersey 07102
(973) 643-7000
Attorneys for Grand Court Lifestyles, Inc.
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In Re:                                             Case No.: 00-32578 (NLW)

GRAND COURT LIFESTYLES, INC.,
                                                   Hearing Date: August 21, 2002
                  Debtor.
                                                   Judge: NOVALYN L. WINFIELD
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                 ORDER CONFIRMING SECOND AMENDED JOINT PLAN OF
          REORGANIZATION OF GRAND COURT LIFESTYLES, INC., AS MODIFIED

      The relief set forth on the following pages, numbered two (2) through twelve (12) is hereby ORDERED.

Debtor: GRAND COURT LIFESTYLES, INC
Case No.: 00-32578 (NLW)
Caption of Order:    ORDER CONFIRMING SECOND AMENDED JOINT PLAN OF
                     REORGANIZATION OF GRAND COURT LIFESTYLES, INC., AS MODIFIED

      On August 21, 2002, the Confirmation Hearing with respect to the Debtor's Second Amended Joint Plan of Reorganization, as modified(1) (the "Plan")(2) was conducted before this Court in the above-captioned case. After receiving evidence submitted by the parties, hearing the arguments of counsel, and weighing all the admitted evidence, and good cause appearing therefore;

      IT IS HEREBY ORDERED, ADJUDGED AND DECREED THAT:

A.    CONFIRMATION OF THE PLAN.

      The Plan and each of its provisions are confirmed in each and every respect pursuant to section 1129 of the Bankruptcy Code. All of the Objections and other responses to, and statements and comments regarding, the Plan, other than those withdrawn with prejudice in their entirety prior to, or on the record at, the Confirmation Hearing are overruled.

B.    EFFECTS OF CONFIRMATION.

      1.    Immediate Effectiveness; Successors and Assigns.

      The stay contemplated by Bankruptcy Rule 3020(e) shall not apply to this Confirmation Order. Subject to the provisions of the Plan, upon the occurrence of the Effective Date, and notwithstanding any otherwise applicable law, immediately upon the entry of this Confirmation

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(1)   Unless otherwise specified, capitalized terms and phrases used in this order (the "Confirmation Order") have the meanings assigned to them in Findings of Fact and Conclusions of Law Regarding the Confirmation of the Second Amended Joint Plan of Reorganization of Grand Court Lifestyles, Inc. (the "Findings of Fact and Conclusions of Law"), which have been separately entered by this Court as of the date hereof and are incorporated herein by reference. Any term used in the Plan, the Findings of Fact and Conclusions of Law or this Confirmation Order that is not defined in the Plan, the Findings of Fact and Conclusions of Law or this Confirmation Order, but that is used in the Bankruptcy Code or the Bankruptcy Rules, shall have the meaning given to that term in the Bankruptcy Code or the Bankruptcy Rules, as applicable.

(2) A copy of the Plan (without the exhibits thereto) is attached hereto as Exhibit A and incorporated herein by reference.

Order, the terms of the Plan and this Confirmation Order are deemed binding upon the Debtor, any and all holders of Claims or Interests (irrespective of whether such Claims or Interests are Impaired under the Plan or whether the holders of such Claims or Interests accepted, rejected or are deemed to have accepted or rejected the Plan), any and all nondebtor parties to executory contracts and unexpired leases with the Debtor and any and all entities that are parties to or are subject to the settlements, compromises, releases, discharges and injunctions described in the Findings of Fact and Conclusions of Law and the respective heirs, executors, administrators, successors or assigns, if any, of any of the foregoing.

      2.    Vesting of Assets.

      Upon the occurrence of the Effective Date, all of the Debtor's right title and interest in the Multi-Family Portfolio and the Recovered Batchelor Multi-Family Interests shall be transferred to and vest in a Liquidating Trust and, except as otherwise provided for in the Plan, all other assets and property of the Debtor shall remain in the Estate but, upon the Effective Date, shall be free and clear of all claims, interests, Liens, charges and other interests of Creditors arising prior to the Effective Date. All property and assets of the Debtor shall be free and clear of all Claims and Equity Interests of such holders, except as otherwise provided herein. Any rights or causes of action owned by or accruing in favor of the Debtor (including those arising from the Bankruptcy Code or from the Chapter 11 Case), whether or not previously asserted, shall remain in the Estate to be pursued by the Plan Administrator. Upon the occurrence of the Effective Date, the Estate and the Liquidating Trust may operate their businesses and may use, acquire, and dispose of property compromise or settle any Claims or Interest free of any restrictions of the Bankruptcy Code, the Bankruptcy Rules, and the Bankruptcy Courts, other than those restrictions expressly imposed by the Plan or this Order.


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

      3. Cancellation and Surrender of Instruments, Securities and Other Documentation.

      Upon the Effective Date, all notes, bonds, debentures, indentures, bank agreements and/or other instruments evidencing or creating any indebtedness or obligation of the Debtor, including, without limitation, the Securities, the Indentures and the BNY Bank Agreement and HSBC Bank Agreements, shall be automatically cancelled, released and discharged, provided, however, that the Securities, the Indentures and the BNY Bank Agreements and HSBC Bank Agreements shall continue in effect solely for the purpose of (i) allowing the holders of the Securities to receive their Distributions hereunder, (ii) allowing the Bank Agents and the Indenture Trustee to make the Distributions to the holders of the Securities on account of their Securities, in accordance with the Bank Agents' and the Indenture Trustee's normal practices and procedures, including, without limitation, (a) advising the holders of the Securities of the Distribution(s),
(b) canceling the Securities presented to the Bank Agents and the Indenture Trustee for payment, (c) paying the holders of the Securities their respective pro rata Distributions, and (d) preparing and mailing to the holders of the Securities appropriate tax forms, if any, and (iii) permitting the Bank Agents and the Indenture Trustee to assert their respective Indenture Trustee and Bank Agent Charging Liens against such Distributions for payment of their Indenture Trustee and Bank Agent Fees.

      Pursuant to section 363 of the Bankruptcy Code, the Plan and the Order Pursuant to Rule 9019 of the Bankruptcy Rules and 11 U.S.C. ss. 363 Approving Settlement of Litigation by and Among the Debtor, the Official Committee of Unsecured Creditors and The Bank of New York, As Agent, a lien of The Bank of New York for its proper fees and expenses, including but not limited to attorneys' fees and costs, shall attach to Class 2's 35% ownership interest in the Multi-Family Portfolio held by the Liquidating Trust.


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

      In order for a Securityholder to receive a distribution on account of one or more Securities (a "Certificate") each holder shall surrender his or her Certificate to the respective Bank Agent, or Indenture Trustee, as the case may be, and such Certificate shall be cancelled. No distribution of property hereunder shall be made to or on behalf of any such Securityholder unless and until such Securityholder's Certificate is received by the appropriate Bank Agent or the Indenture Trustee, or the unavailability of such Certificate is reasonably established to the satisfaction of the appropriate Bank Agent or Indenture Trustee. Any such Securityholder who fails to surrender or cause to be surrendered his or her Certificates or fails to execute and deliver an affidavit of loss and indemnity reasonably satisfactory to the respective Bank Agent or Indenture Trustee, prior to the date which is 18 months following the respective Bank Agent's or Indenture Trustee's first notice of distribution to Securityholders, shall be deemed to have forfeited all rights and Claims in respect of such Certificate and shall not participate in the first distribution or any future distributions and all property in respect of such forfeited distributions, including interest accrued thereon, shall revert to the Plan Administrator, for further distribution in accordance with this plan notwithstanding any federal or state escheat laws to the contrary.

C.    CLAIMS BAR DATES.

      1.    Bar Dates for Administrative Claims.

            a.    General Bar Date Provisions.

            Except as otherwise provided in the Plan and herein, unless previously filed, requests for payment of Administrative Claims must be filed with the Bankruptcy Court and served on counsel for the Debtor, Plan Administrator and counsel for the Liquidating Trustee no later than forty-five
(45) days after the Effective Date. Holders of Administrative Claims that are required to file and serve a request for payment of such Administrative Claims and that do not


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

file and serve a request by the applicable bar date shall be forever barred from asserting such Administrative Claims against the Debtor or its property and such Administrative Claims shall be deemed discharged as of the Effective Date. The Debtor shall have forty-five (45) business days after receipt to object to the amount requested. The Bankruptcy Court shall retain jurisdiction to determine the Allowed amount of such Administrative Claim.

            Notwithstanding the foregoing, no request for payment of an Administrative Claim need be filed with respect to an Administrative Claim which is paid or payable by a Debtor in the ordinary course of business.

            b.    Professional Compensation.

            All final requests for compensation or reimbursement of Professional Fees for services rendered to the Debtor or any committee prior to the Effective Date and substantial contribution claims must be filed and served on the Debtor and its counsel no later than 60 days after the Effective Date. Objections to applications of such Professionals or other entities for compensation or reimbursement of expenses must be filed and served on the Debtor and their counsel and the requesting Professional or other entity no later than seven (7) days prior to the date established by the court for the hearing on such application.

D.    MATTERS RELATING TO IMPLEMENTATION OF THE PLAN.

      1.    Restructuring Transactions

            a. On or after the Confirmation Date, pursuant to appropriate provisions of applicable state business corporation laws and sections 1123(a) and 1142(b) of the Bankruptcy Code, the Plan Administrator, on behalf of the Debtor and the Estate, is authorized to take such actions as may be necessary or appropriate to effect a corporate restructuring of its business


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

                  in accordance with the terms of the Plan and make all filings and recordings in connection therewith, all as contemplated by, and in accordance with applicable terms of the Plan, the Exhibits thereto and this Confirmation Order. The actions to effect these transactions may include: (i) the execution and delivery of appropriate agreements or other disposition, liquidation or dissolution containing terms that are consistent with the terms of the Plan and that satisfy the applicable requirements of applicable state law and such other terms to which the applicable entities may agree; (ii) the execution and delivery of appropriate instruments of transfer, assignment, assumption or delegation of any asset, property, right, liability, duty or obligation on terms consistent with the terms of the Plan and having such other terms to which the applicable entities may agree; (iii) the filing of appropriate certificates or articles of merger, consolidation or dissolution pursuant to applicable state law; and (iv) all other actions that the Plan Administrator determines to be necessary or appropriate, including making filings or recordings that may be required by applicable state law in connection with such transactions.

      2. Approval of Executory Contract and Unexpired Lease Provisions and Related Procedures.

            a. This Confirmation Order shall constitute an order approving the treatment of executory contracts and unexpired leases described in Article V of the Plan, pursuant to section 365 of the Bankruptcy Code, as of the Effective Date.


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

            b. To the extent the rejection by the Debtor, pursuant to the Plan or otherwise, of an executory contract or unexpired lease results in a Claim, then such Claim shall be forever barred and shall not be enforceable against the Estate, the Debtor or its property unless a proof of claim is filed with the clerk of the bankruptcy Court and served upon counsel to the Debtor and counsel to the Creditors' Committee within thirty (30) days after service of the earlier of (a) notice of the Confirmation Order, or (b) other notice that the executory contract or unexpired lease has been rejected.

      3.    Approval of Distribution Provisions

            a. The Distribution provisions of the Plan shall be, and hereby are, approved. The Plan Administrator and the Liquidating Trustee, as the case may be, shall make all Distributions required under the Plan.

            b.    The record date shall be the Effective Date.

      4.    Approval of Preservation of Rights of Action

            Except as otherwise provided in the Plan or the Confirmation Order, or in any contract, instrument, release, indenture or other agreement entered into in connection with the Plan, in accordance with section 1123 (b) of the Bankruptcy Code, the Debtor and the Estate shall retain and may enforce, sue on, settle, or compromise (or decline to do any of the foregoing) all Claims that the Debtor or the Estate may hold against any Person or entity. The Debtor or its successor(s) may pursue such Claims as appropriate, in accordance with the best interests of the Debtor or its successor(s) who hold such rights.


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

      5.    Prosecution of Objections to Claims

            a. All objections to Claims shall be filed and served on the holders of such claims by the later of (i) 90 days after the Effective Date and (ii) 90 days after a particular Proof of Claim has been filed, unless such time period is extended by the Bankruptcy Court.

            b. Except as set forth below, after the Confirmation Date, only the Plan Administrator shall have the authority to file, settle, compromise, withdraw or litigate to judgment objections to Claims.

      6.    Implementation and Approval of the Settlements

      Pursuant Rule 9019 of the Bankruptcy Rules, the settlements between the Debtor and/or the Creditor's Committee with Luciani, Other Released Persons, the Estate of Bernard Rodin and other parties to such agreement (collectively, the "Rodin Estate"), and Batchelor, as filed with the Court under seal, and which are substantially similar in form and substance to the settlement agreements attached to the Plan to the extent applicable, are hereby authorized and approved. The Court's prior approvals of the settlement agreements with BNY and the Equity Committee are hereby ratified and such agreements are incorporated into and made part of the Plan. Pursuant to section 1142(b) of the Bankruptcy Code and other applicable law and without any further action by the Bankruptcy Court or the stockholders or board of directors of the Debtor, on or before the Effective Date, the Debtor and the Creditor's Committee are authorized and directed to execute and deliver those documents necessary or appropriate to implement the settlements with Luciani, Batchelor, the Rodin Estate, the Equity Committee, and BNY and to take any and all other such actions and execute, deliver, record and file any and all such other agreements, instruments, releases and other documents and any changes, additions and


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

modifications thereto, as the Debtor and the Creditor's Committee may determine are necessary or appropriate in connection with the consummation of the transactions contemplated by the settlements.

E.    RELEASES AND INDEMNIFICATION.

      The release and indemnification provisions contained in section 7.3 and
7.5 of the Plan, and the releases contained in the settlements shall be, and hereby are, approved in all respects, as if fully restated herein.

F.    EXCULPATION

      The exculpation provision contained in section 7.4 of the Plan is approved in all respects.

G.    DISCHARGE AND INJUNCTION

      1.    Discharge of Claims and Satisfaction and Termination of Interests.

      Except as otherwise provided herein the occurrence of the Effective Date shall operate as a discharge, pursuant to and to the full extent of section 1141(d)(1) of the Bankruptcy Code, effective as of the Effective Date, of any and all Claims against the Debtor that arose at any time prior to the Confirmation Date.

      2.    Injunctions.

      As to the Debtor and the Estate, the commencement or continuation of all actions, the employment of process, and all acts to collect, recover, or offset, any Claims against the Debtor and the Estate shall be and hereby are permanently enjoined. As to the Released Persons, the Debtor, the Estate, the Plan Administrator, the Liquidating Trust Trustee, all Claim holders, Limited Partners, Released Persons and any other person receiving or eligible to receive anything of value under this Plan shall be and hereby are permanently enjoined on and after the Effective Date from acting or proceeding in any manner against any Released Person in derogation of the releases contemplated by section 7.3 of the Plan.


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

      In furtherance of the foregoing, the Debtor, the Estate, the Plan Administrator, the Liquidating Trustee, all persons and entities which have held, hold or may hold Claims, all Limited Partners, all Released Persons and any other person receiving or eligible to receive anything of value under this Plan shall be and hereby are permanently stayed, restrained and enjoined on and after the Effective Date from taking any of the following actions at law or equity: (i) commencing, conducting or continuing in any manner any action or proceeding of any kind (including any action or proceeding in a judicial, arbitral, administrative or other forum) against any Released Person directly or indirectly, any of their property, or any direct or indirect transferee of any property of, or direct or indirect successor in interest to, any Released Person, or any property of any such transferee or successor, (ii) enforcing, levying, attaching (including pre-judgment attachment), collecting or otherwise recovering, by any manner or means, any judgment, award, decree or order against any Released Persons, directly or indirectly, any of their property, or any direct or indirect transferee of any property of, or direct or indirect successor in interest to, any Released Person or any property of any such transferee or successor, (iii) creating, perfecting or otherwise enforcing in any manner, directly or indirectly, any Lien against any Released Person, any of their property, or any direct or indirect transferee of any property of, or successor in interest to, any Released Person or (iv) asserting any setoff, right of subrogation or recoupment of any kind, directly or indirectly, against any Released Person, or any direct or indirect transferee of any property of, or successor in interest to, any Released Person. As to the Outside Directors, such persons shall be entitled to the same injunctive relief as provided to the Released Persons to the extent that the Outside Directors were acting in their capacity as directors of Grand Court Lifestyles, Inc.


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

      Notwithstanding the foregoing but subject to the provisions contained in section 7.4 of the Plan, the Injunction provided for by this Order shall not include actions commenced against any of the Released Persons or the Outside Directors to the extent that (i) the Released Persons and Outside Directors are or were officers or directors of the Debtor; and (ii) the actions and the officers and directors are covered by the Debtor's Directors and Officers Liability Insurance or similar insurance policies which coverage actually defends, holds harmless and completely protects the affected Released Persons and Outside Directors from any and all costs and liability. The exception to the Injunction provided for in the previous sentence does not include acts, omissions, transactions or occurrences for which an indemnity is applicable pursuant to section 7.5 of the Plan.

H.    PAYMENT OF STATUTORY FEES.

      On or before the Effective Date, the Debtor shall pay all fees payable pursuant to 28 U. S.C. ss. 1930 and the Plan Administrator shall continue to pay such fees as they come due after the Effective Date until a final decree is entered closing the Chapter 11 Case in accordance with section 350(a) of the Bankruptcy Code and Bankruptcy Rule 3022.

I.    SUBSTANTIAL CONSUMMATION.

      The substantial consummation of the Plan, within the meaning of the Bankruptcy Code, is deemed to occur on the Effective Date. As used herein "substantial consummation" shall not be deemed to mean that the Estate has been fully administered for purpose of 28 U.S.C. ss. 1930.

J.    RETENTION OF JURISDICTION.

      Notwithstanding the entry of this Confirmation Order and the occurrence of the Effective Date, the Bankruptcy Court shall retain such jurisdiction over the Chapter 11 Case after the Effective Date as is legally permissible, including jurisdiction over the matters set forth in Article IX of the Plan, which provisions are incorporated herein by reference.


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

K.    NOTICE OF ENTRY OF CONFIRMATION ORDER.

      Pursuant to Bankruptcy Rules 2002(f)(7) and 3020(c), the Debtor is directed to serve a notice of the entry of this Confirmation Order and the establishment of bar dates for certain Administrative Claims hereunder (the "Confirmation Notice"), on all parties that received notice of the Confirmation Hearing, no later than 30 Business Days after the Confirmation Date; provided, however, that the Debtor shall be obligated to serve the Confirmation Notice only on the record holders of Claims or Interests as of the Confirmation Date.

L.    RESOLUTION OF OBJECTIONS TO ENTRY OF CONFIRMATION ORDER.

      Nothing contained herein or in the Plan shall affect the rights of Wells Fargo Bank Minnesota, N.A. as Trustee and REMIC Administrator with respect to its interest concerning DLJ Commercial Mortgage Corp., Commercial Mortgage Pass-Through Certificate, Series 1998-CFI and 1998 CF2 under its loan documents..

      The Objection filed by the Equity Committee is hereby stricken in its entirety.

      The Objection filed by Credit Finance Corporation and Lawerence Burk is withdrawn based upon the representation of Debtor's counsel that the release provisions contained in section 7.3 and the injunction contained in section 7.1 do not apply to these objectors because they are not receiving anything of value under the Plan.


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